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                                                                    EXHIBIT 10.7


                          LOAN AND SECURITY AGREEMENT


This LOAN AND SECURITY AGREEMENT is entered into as of August 14, 1998 by and between SILICON VALLEY BANK ("Bank") and COPPER MOUNTAIN NETWORKS, INC., a California corporation ("Borrower").

                                   RECITALS
                                   --------

Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                   AGREEMENT
                                   ---------

The parties agree as follows:

1.   DEFINITIONS AND CONSTRUCTION

     1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

          "Accounts" means all presently existing and hereafter arising accounts, contact rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

          "Advance" or "Advances" means a loan advance under the Committed Revolving Line.

          "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Persons, managers and members.

          "Bank Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys fees and expenses incurred in amending, enforcing or defending the Loan Documents, (including fees and expenses of appeal or review, or those incurred in any Insolvency Proceeding) whether or not suit is brought.

          "Borrower's Books" means all of Borrower's books and records including, without limitation: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

          "Borrowing Base" means:

          (I) until the earlier to occur of October 31, 1998 or the consummation of the Private Placement Transaction, an amount equal to: (i) (A) with respect to those Advances (including Inventory Advances) made up to $3,000,000 or less, 125% of Eligible Accounts, and (B) for those Advances (including Inventory Advances) made over $3,000,000, 80% of Eligible

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Accounts, plus (ii) the lesser of 25% of the value of Borrower's Eligible
Inventory (valued at the lower of cost or wholesale fair market value) or $500,000 (such Advances being the "Inventory Advances"), as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower, provided that the aggregate amount of all Inventory Advances may not exceed the lesser of 25% of the backlog of the Borrower or the total amount of Obligations outstanding from time to time; and

          (II) thereafter, (i) 80 % of Eligible Accounts plus (ii) the lesser of 25 % of the value of Borrower's Eligible Inventory (valued at the lower of cost or wholesale fair market value) or $500,000 (such Advances being the "Inventory Advances"), as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower, provided that the aggregate amount of all Inventory Advances may not exceed the lesser of 25% of the backlog of the Borrower or the total amount of Obligations outstanding from time to time.

          "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

          "Closing Date" means the date of this Agreement.

          "Code" means the California Uniform Commercial Code.

          "Collateral" means the property described on Exhibit A attached
                                                       ---------
hereto.

          "Committed Revolving Line" means a credit extension of up to $4,000,000, provided that the Committed Revolving Line shall be limited to the amount of $750,000 until the completion by the Bank or its agents of an accounts receivable audit of the Borrower that is determined to be acceptable to the Bank in its discretion (and such audit shall have a completion deadline of August 31, 1998).

          Committed Equipment Line" means a credit extension of up to $1,000,000, which shall only be available to the Borrower pursuant to the terms and conditions hereof and which shall otherwise only be available on and after the consummation of the Private Placement Transaction.

          "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another Person, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

          "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether

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published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

          "Credit Extension" means each Advance, Equipment Advance, or any other extension of credit by Bank for the benefit of Borrower hereunder.

          "Current Assets" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

          "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt.

          "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4; provided, that standards of
                                                 --------
eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon notification thereof to Borrower in accordance with the provisions hereof Unless otherwise agreed to by Bank in writing, Eligible Accounts shall not include the following:

               (a) Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

               (b) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety
     (90) days of invoice date;

               (c) Accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank, provided that with respect to each of Northpoint Communications, Rhythms NetConnections, UUNET/WorldCom and ICG NetCom, such percentage shall be fifty percent (50%);

               (d) Accounts with respect to which the account debtor does not have its principal place of business in the United States;

               (e) Accounts with respect to which the account debtor is a federal, state, or local governmental entity or any department, agency, or instrumentality thereof, except for those Accounts of the United States or any department, agency or instrumentality thereof as to which the payee has assigned its rights to payment thereof to Bank and the assignment has been acknowledged, pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727);

               (f) Accounts with respect to which Borrower is liable to the account debtor, but only to the extent of any amounts owing to the account debtor (sometimes referred to as "contra" accounts, e.g. accounts payable, customer deposits, credit accounts etc.);

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               (g) Accounts generated by demonstration or promotional equipment, or with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

               (h) Accounts with respect to which the account debtor is an Affiliate, officer, employee, or agent of Borrower;

               (i) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

               (j) Accounts the collection of which Bank reasonably determines to be doubtful.

          "Eligible Inventory" means that portion of Borrower's Inventory that is located at Borrower's principal place of business or such other locations as are permitted under Section 7.10 and that complies with the representations and warranties set forth in Section 5.5, but shall in any event exclude used, returned or obsolete Inventory.

          "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

          "Equipment Advance" has the meaning set forth in Section 2.1.2.

          "Equipment Availability End Date" has the meaning set forth in Section 2.1.2.

          "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

          "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

          "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

          "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief

          "Intellectual Property Collateral" means

               (a) Copyrights, Trademarks, Patents, and Mask Works;

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               (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

               (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

               (d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

               (e) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

               (f) All amendments, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

               (g) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

          "Inventory" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contact of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

          "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

          "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

          "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

          "Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other present or future agreement entered into between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.

          "Mask Works" means all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired;

          "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

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          "Maturity Date" means the later of (i) the Revolving Maturity Date, or
(ii) if the Equipment Advances are outstanding, the date 48 months after the date hereof

          "Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper.

          "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

          "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

          "Payment Date" means the first calendar day of each month commencing on the first such date after the Closing Date and ending on the Revolving Maturity Date.

          "Permitted Indebtedness" means:

               (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

               (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

               (c)  Subordinated Debt;

               (d) Indebtedness to trade creditors incurred in the ordinary course of business: and

               (e) Indebtedness secured by Permitted Liens, provided that such Indebtedness incurred in the future for the purchase price of or lease of equipment shall not exceed, in the aggregate a total of $1,000,000 at any time outstanding.

          "Permitted Investment" means:

               (a) Investments existing on the Closing Date disclosed in the Schedule; and

               (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof,
     (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank.

          "Permitted Liens" means the following:

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

               (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

               (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrower's Books in accordance with GAAP, provided the same have no
                                                  --------
     priority over any of Bank's security interests;

               (c) Liens (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the
                              --------
     property so acquired and improvements thereon, and the proceeds of such equipment;

               (d) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or
                                    --------
     replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

          "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

          "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

          "Private Placement Transaction" means the transaction in which the Borrower receives a minimum of $15,000,000 in net proceeds from a sale of Series D Preferred stock of the Borrower, which transaction is satisfactory to the Bank.

          "Quick Assets" means, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and investments with maturities of fewer than 90 days of Borrower determined in accordance with GAAP.

          "Remaining Months Liquidity" has the meaning set forth in Section
6.10.

          "Responsible Officer" means each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

          "Revolving Maturity Date" means the day immediately preceding the first anniversary of the date of this Agreement.

          "Schedule" means the schedule of exceptions attached hereto, if any.

          "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank) in accordance with the standard practices of the Bank.

          "Subsidiary" means with respect to any Person, corporation, partnership, company association, joint venture, or any other business entity of which more than fifty percent (50%) of

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the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

          "Tangible Net Worth" means as of any applicable date, the consolidated total assets of Borrower and its Subsidiaries minus, without duplication, (i)
                                              -----
the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total
                                                       ---
Liabilities.

          "Total Liabilities" means as of any applicable date, any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness, but specifically excluding Subordinated Debt.

          "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

     1.2  Accounting and Other Terms. All accounting terms not specifically
          --------------------------
defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. The terms "including"! "includes" shall always be read as meaning "including (or includes) without limitation", when used herein or in any other Loan Document.

2. LOAN AND TERMS OF PAYMENT

     2.1  Credit Extensions. Borrower promises to pay to the order of Bank, in
          -----------------
lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of all Credit Extensions at rates in accordance with the terms hereof

          2.1.1 Advances.

               (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed (i) the Committed Revolving Line or the Borrowing Base, whichever is less. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement.

               (b) Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make
                               ---------
     Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1 to Borrower's deposit account.

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

               (c) The Committed Revolving Line shall terminate on the Revolving Maturity Date, at which time all Advances under this Section 2.1 and other amounts due under this Agreement (except as otherwise expressly specified herein) shall be immediately due and payable.

          2.1.2 Equipment Advances.

                (a) Subject to and upon the terms and conditions of this Agreement, AND ONLY ON AND AFTER THE CONSUMMATION OF THE PRIVATE PLACEMENT TRANSACTION, at any time from the date hereof through twelve (12) months from the date hereof (the "Equipment Availability End Date"), Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Equipment Line. To evidence the Equipment Advance or Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased or which has been purchased, subject to the following sentence. The Equipment Advances shall be used only to purchase Equipment purchased on or after ninety (90) days prior to the date of such Equipment Advance and shall not exceed one-hundred percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software may, however, constitute up to twenty-five percent (25%) of each Equipment Advance. Each Equipment Advance must be in a minimum amount of $25,000.

                (b) Interest shall accrue from the date of each Equipment Advance at the rate set forth in Section 2.3(a) below and shall be payable monthly for each month through the month in which the Equipment Availability End Date falls. Any Equipment Advances that are outstanding on the Equipment Availability End Date will be payable in 36 equal monthly installments of principal plus all accrued interest, beginning on the Payment Date of each month following the Equipment Availability End Date and ending on the Maturity Date. Equipment Advances, once repaid, may not be reborrowed.

                (c) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed.]

     2.2  Overadvances. If, at any time or for any reason, the amount of
          ------------
Obligations owed by Borrower to Bank pursuant to Section 2.1.1 of this Agreement is greater than the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower shall immediately pay to Bank, in cash, the amount of such excess. Further, if, at any time or for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Section 2.1.2 of this Agreement is greater than the lesser of (i) the Committed Equipment Line or (ii) the borrowing base relating to Equipment Advances as set forth in Section 2.1.2(a) above, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

     2.3  Interest Rates. Payments. and Calculations.
          ------------------------------------------

          (a) Interest Rate. Except as set forth in Section 2.3(b), all Advances
              -------------
shall bear interest, on the average daily balance thereof, at a per annum rate equal to 0.75% percentage points above the Prime Rate, provided that such interest rate shall be reduced to a per annum rate equal to 0.25% percentage points above the Prime Rate upon the consummation of the Private Placement

Transaction. All Equipment Advances shall bear interest at a per annum rate equal to 0.25% percentage points above the Prime Rate

          (b) Default Rate. All Obligations shall bear interest, from and after
              ------------
the occurrence of an Event of Default, at a rate equal to three (3) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

          (c) Payments. Interest hereunder shall be due and payable on each
              --------
Payment Date. Borrower hereby authorizes Bank to debit any accounts with Bank, including, without limitation, Account Number 3300026716 for payments of principal and interest due on the Obligations and any other amounts owing by Borrower to Bank. Bank will notify Borrower of all debits which Bank has made against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

          (d) Computation. In the event the Prime Rate is changed from time to
              -----------
time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

     2.4  Crediting Payments. Prior to the occurrence of an Event of Default,
          ------------------
Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment, whether directed to Borrower's deposit account with Bank or to the Obligations or otherwise, shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

     2.5  Fees. Borrower shall pay to Bank the following:
          ----

          (a) Facility Fee. A Facility Fee equal to $17,500, which fee shall be
              ------------
due on the Closing Date and shall be fully earned and non-refundable;

          (b) Financial Examination and Appraisal Fees. Bank's customary fees
              ----------------------------------------
and out-of-pocket expenses for Bank's audits of Borrower's Accounts, and for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time by Bank or its agents;

          (c) Bank Expenses. Within ten days of demand from Bank, or if an Event
              -------------
of Default has occurred and is continuing, upon demand from Bank, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses, and, after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

          (d) Warrants; Additional Warrants. Borrower shall, concurrently,
              -----------------------------
provide Lender with warrants to purchase 25,000 shares of Series C Preferred Stock of the Borrower, at $4.75 per share, on the terms and conditions in the Warrant to Purchase Stock and related documents being executed concurrently with this Agreement. Further, if the Private Placement Transaction is not consummated on or before October 31, 1998, then Borrower shall provide Lender with additional warrants to purchase 15,000 shares of Series C Preferred Stock of the Borrower, at $4.75 per share, on the same terms and conditions as are set forth in the Warrant to Purchase Stock and related documents being executed concurrently with this Agreement.

     2.6  Additional Costs. In case any law, regulation, treaty or official
          ----------------
directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

          (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

          (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

          (c) imposes upon Bank any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to any loans, Bank shall notify Borrower thereof in writing. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

     2.7  Term. Except as otherwise set forth herein, this Agreement shall
          ----
become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination of this Agreement, Bank's lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

3. CONDITIONS OF LOANS
   ---------- -- -----

     3.1  Conditions Precedent to Initial Credit Extension. The obligation of
          ------------------------------------------------
Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a)  this Agreement;

          (b) a certificate of the Secretary of Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

          (c) an intellectual property security agreement;

          (d) warrant and related documentation as set forth in Section 2.5(d) hereof.

          (e) financing statements (Forms UCC- 1);

          (f) insurance certificate;

          (g) payment of the fees and Bank Expenses then due specified in
Section 2.5 hereof;

          (h) Certificate of Foreign Qualification (if applicable); and

          (i) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     3.2  Conditions Precedent to all Credit Extensions. The obligation of Bank
          ---------------------------------------------
to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

          (a) timely receipt by Bank of the Payment/Advance Form as provided in
Section 2.1; and

          (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Credit Extension. The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2(b).

4.   CREATION OF SECURITY INTEREST
     -----------------------------

     4.1  Grant of Security Interest. Borrower grants and pledges to Bank a
          --------------------------
continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt payment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Borrower acknowledges that Bank may place a "hold" on any Deposit Account pledged as Collateral to secure the Obligations. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

     4.2  Delivery of Additional Documentation Required. Borrower shall from
          ---------------------------------------------
time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

     4.3  Right to Inspect. Bank (through any of its officers, employees, or
          ----------------
agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

5.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

Borrower represents and warrants as follows:

     5.1  Due Organization and Qualification. Borrower and each Subsidiary is a
          ----------------------------------
corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified and the failure to do so could result in a Material Adverse Effect.

     5.2  Due Authorization: No Conflict. The execution, delivery, and
          ------------------------------
performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

     5.3  No Prior Encumbrances. Borrower has good and indefeasible title to the
          ---------------------
Collateral, free and clear of Liens, except for Permitted Liens.

     5.4  Bona Fide Eligible Accounts. The Eligible Accounts are bona fide
          ---------------------------
existing obligations. The service or property giving rise to such Eligible Accounts has been performed or delivered to the account debtor or to the account debtor's agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account.

     5.5  Merchantable Inventory. All Inventory is in all material respects of
          ----------------------
good and marketable quality, free from all material defects.

     5.6  Intellectual Property. Borrower is the sole owner of the Intellectual
          ---------------------
Property Collateral, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business. Each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party. Except for and upon the filing with the United States Patent and Trademark Office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any United States governmental authority or United States regulatory body is required either (i) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of Loan Documents by Borrower in the United States or (ii) for the perfection in the United States or the exercise by Bank of its rights and remedies hereunder.

     5.7  Name: Location of Chief Executive Office. Except as disclosed in the
          ----------------------------------------
Schedule, Borrower has not done business and will not without at least thirty
(30) days prior written notice to Bank do business under any name other than that specified on the signature page hereof The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

     5.8  Litigation. Except as set forth in the Schedule, there are no actions
          ----------
or proceedings pending, or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material

Adverse Effect or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

     5.9  No Material Adverse Change in Financial Statements. All consolidated
          --------------------------------------------------
financial statements related to Borrower and any Subsidiary that have been delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank on or about the Closing Date.

     5.10  Solvency. The fair saleable value of Borrower's assets (including
           --------
goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

     5.11  Regulatory Compliance. Borrower and each Subsidiary has met the
           ---------------------
minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

     5.12  Environmental Condition. None of Borrower's or any Subsidiary's
           -----------------------
properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the release, or other disposition of hazardous waste or hazardous substances into the environment.

     5.13  Taxes. Borrower and each Subsidiary has filed or caused to be filed
           -----
all tax returns required to be filed on a timely basis, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

     5.14  Subsidiaries. Borrower does not own any stock, partnership interest
           ------------
or other equity securities of any Person, except for Permitted Investments.

     5.15  Government Consents. Borrower and each Subsidiary has obtained all
           -------------------
consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted.

     5.16   Full Disclosure. No representation, warranty or other statement made
            ---------------
by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

6.   AFFIRMATIVE COVENANTS
     ---------------------

     Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

     6.1   Good Standing. Borrower shall maintain its and each of its
           -------------
Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrower's business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

     6.2  Government Compliance. Borrower shall meet, and shall cause each
          ---------------------
Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

     6.3  Financial Statements, Reports, Certificates. Borrower shall deliver to
          -------------------------------------------
Bank: (a) as soon as available, but in any event within 25 days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank; (b) [reserved]; (c) [reserved]; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; (e) prompt notice of any material change in the composition of the Intellectual Property Collateral, including, but not limited to, any subsequent ownership right of the Borrower in or to any Copyright, Patent or Trademark not specified in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely effects the value of the Intellectual Property Collateral; and (f) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

     Within 25 days after the last day of each MONTH, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of
                          ---------
accounts receivable and accounts payable.

     Within 25 days after the last day of each MONTH, Borrower shall deliver to Bank with the MONTHLY financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.
                                                 ---------

     Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing, provided, further, that the first of such audits shall be completed no later than August 31, 1998.

     6.4  Inventory; Returns. Borrower shall keep all Inventory in good and
          ------------------
marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

     6.5  Taxes. Borrower shall make, and shall cause each Subsidiary to make,
          -----
due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is (I) contested in good faith by appropriate proceedings, (ii) is reserved against (to the extent required by GAAP) by Borrower and (iii) no lien other than a Permitted Lien results.

     6.6  Insurance.
          ---------

          (a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

          (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty
(20) days notice to Bank before canceling its policy for any reason. At Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

     6.7  Principal Depository. Borrower shall maintain its principal depository
          --------------------
and operating accounts with Bank.

     6.8  Quick Ratio. Borrower shall maintain, as of the last day of each
          -----------
calendar month, a ratio of Quick Assets to Current Liabilities of at least 2.00 to 1.0. For purposes of the foregoing, however, Current Liabilities shall not include deferred revenues. Compliance with the foregoing covenant shall be effective upon the earlier of (a) the period ending October 31, 1998 or (b) the month end period in which the Private Placement Transaction has been consummated.

     6.9  Tangible Net Worth. Borrower shall maintain, as of the last day of
          ------------------
each calendar month, a Tangible Net Worth of not less than $1,250,000 plus the greater of (a) $8,250,000 or (b) 55% of the proceeds of the Private Placement Transaction. Compliance with the foregoing covenant shall be effective upon the earlier of (a) the period ending October 31, 1998 or (b) the month end period in which the Private Placement Transaction has been consummated.

     6.10 Remaining Months Liquidity; Minimum Cash. Borrower shall maintain, as
          ----------------------------------------
of the last calendar day of each month, the greater of (a) at least 9 months Remaining Months Liquidity or (b) cash on hand (or cash equivalents) in an aggregate amount equal to two multiplied by the aggregate amount of Equipment Advances then outstanding. "Remaining Months Liquidity" is defined as cash on hand (and cash equivalents) plus 50% of accounts receivable, less any accounts receivable loan balances, divided by Cash Burn. "Cash Burn" is defined as cash (prior period) minus cash (current period) plus increases in short and long term borrowings plus increases in equity (or Subordinated Debt). Compliance with the foregoing covenant shall be effective only at such time that Equipment Advances are outstanding and, upon such occurrence, at the earlier of (a) the period ending October 31, 1998 or (b) the month end period in which the Private Placement Transaction has been consummated.

     6.11 Registration of Intellectual Property Rights.
          --------------------------------------------

          (a) In the event that Borrower shall register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Exhibits A, B and C to the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement, or those additional intellectual property rights developed or acquired by Borrower from time to time, including without limitation revisions or additions to the intellectual property rights listed on such Exhibits A, B and C, then Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank's security interest in the Intellectual Property Collateral.

          (b) Borrower shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works, (ii) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights and Mask Works and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Bank determines that reasonable business practices suggest that abandonment is appropriate.

          (c) Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this
Section 6.11 to take but which Borrower fails to take, after fifteen (15) days' written notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.11.

     6.12 Further Assurances. At any time and from time to time Borrower shall
          ------------------
execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

7.   NEGATIVE COVENANTS
     ------------------

     Borrower covenants and agrees that, so long as any Credit Extension hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Advances, Borrower will not do any of the following:

     7.1  Dispositions. Convey, sell, lease, transfer or otherwise dispose of
          ------------
(collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers: (i) of inventory in the ordinary course of business, (ii) of nonexclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; (iii) that constitute payment of normal and usual operating expenses in the ordinary course of business;; or (iii) of worn-out or obsolete Equipment.

     7.2  Changes in Business, Ownership, or Management, Business Locations.
          -----------------------------------------------------------------
Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto), or suffer a change in Borrower's ownership of greater than 49% or changes in the Persons holding the position of the President, Chairman or Chief Financial Officer of the Borrower as compared to those persons as of the date hereof. Borrower will not, without at least thirty (30) days prior written notification to Bank, relocate its chief executive office or add any new offices or business locations.

     7.3  Mergers or Acquisitions. Merge or consolidate, or permit any of its
          -----------------------
Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

     7.4  Indebtedness. Create, incur, assume or be or remain liable with
          ------------
respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

     7.5  Encumbrances. Create, incur, assume or suffer to exist any Lien with
          ------------
respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

     7.6  Distributions. Pay any dividends or make any other distribution or
          -------------
payment on account of or in redemption, retirement or purchase of any capital stock.

     7.7  Investments; Loans; Guarantees. Directly or indirectly acquire or own,
          ------------------------------
or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments, or make any loans of any money or any other assets to any Person, or guarantee or otherwise become liable with respect to the obligations of any other Person.

     7.8  Transactions with Affiliates. Directly or indirectly enter into or
          ----------------------------
permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.

     7.9  Intellectual Property Agreements. Borrower shall not permit the
          --------------------------------
inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Borrower's rights and interests in any property included within the definition of the Intellectual Property Collateral acquired under such contracts, except to the extent that such provisions are necessary in Borrower's exercise of its reasonable business judgement, in which case written notice thereof shall be given to Bank.

     7.10 Subordinated Debt. Make any payment in respect of any Subordinated
          -----------------
Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

     7.11 Inventory. Store the Inventory with a bailee, warehouseman, or
          ---------
similar party unless Bank has received a pledge of any warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

     7.12 Compliance. Become an "investment company" or a company controlled by
          ----------
an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose; fail to meet the minimum funding requirements of ERISA; permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral; or permit any of its Subsidiaries to do any of the foregoing.

8.   EVENTS OF DEFAULT
     -----------------

     Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

     8.1  Payment Default. If Borrower fails to pay, when due, any of the
          ---------------
Obligations.

     8.2  Covenant Default.

          (a) If Borrower fails to perform any obligation under Sections 6.3, 6.6, 6.7, 6.8, 6.9, 6.10, 6.11 or 6.12 or violates any of the covenants contained in Article 7 of this Agreement, or

          (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be required to be made during such cure period);

     8.3  Material Adverse Change. If there (i) occurs a material adverse change
          -----------------------
in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) is a material impairment of the value or priority of Bank's security interests in the Collateral;

     8.4  Attachment. If any material portion of Borrower's assets is attached,
          ----------
seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

     8.5  Insolvency. If Borrower becomes insolvent, or if an Insolvency
          ----------
Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within 45 days (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding);

     8.6  Other Agreements. If there is a default in any agreement to which
          ----------------
Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Effect;

     8.7  Subordinated Debt. If Borrower makes any payment on account of
          -----------------
Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

     8.8  Judgments. If a judgment or judgments for the payment of money in an
          ---------
amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

     8.9  Misrepresentations. If any material misrepresentation or material
          ------------------
misstatement exists as of date made or the date deemed to be made in any warranty or representation set forth herein or in any certificate or writing delivered to Bank by Borrower or any Person acting on Borrower's behalf pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

     8.10 Guaranty. Any guaranty of all or a portion of the Obligations ceases
          --------
for any reason to be in full force and effect, or any Guarantor fails to perform any obligation under any guaranty of all or a portion of the Obligations, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any guaranty of all or a portion of the Obligations or in any certificate delivered to Bank in connection with such guaranty, or any of the circumstances described in Sections 8.4, 8.5 or 8.8 occur with respect to any Guarantor.

9.   BANK'S RIGHTS AND REMEDIES
     ----------------- -------

     9.1  Rights and Remedies. Upon the occurrence and during the continuance of
          -------------------
an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

          (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section
8.5 all Obligations shall become immediately due and payable without any action by Bank);

          (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

          (c) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

          (d) Without notice to or demand upon Borrower, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the

Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's premises, Borrower hereby grants Bank a license to enter such premises and to occupy the same, without charge in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

          (e) Without notice to Borrower set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

          (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this
Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit to the extent permitted under the applicable license and franchise agreements;

          (g) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply the proceeds thereof to the Obligations in whatever manner or order it deems appropriate;

          (h) Bank may credit bid and purchase at any public sale, or at any private sale as permitted by law; and

          (i) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

          (j) Bank shall have a non-exclusive, royalty-free license to use the Intellectual Property Collateral to the extent reasonably necessary to permit Bank to exercise its rights and remedies upon the occurrence of an Event of Default.

     9.2  Power of Attorney. Effective only upon the occurrence and during the
          -----------------
continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; and (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (f) to modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks, Mask Works acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Borrower no longer has or claims any right, title or interest; (g) to file, in its sole discretion. one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (h) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

     9.3  Accounts Collection. Upon the occurrence and during the continuance of
          -------------------
an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and if requested or required by Bank, immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

     9.4  Bank Expenses. If Borrower fails to pay any amounts or furnish any
          -------------
required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves under the Committed Revolving Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

     9.5  Bank's Liability for Collateral. So long as Bank complies with
          -------------------------------
reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman. bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

     9.6  Remedies Cumulative. Bank's rights and remedies under this Agreement,
          -------------------
the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not expressly set forth herein as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

     9.7  Demand: Protest. Borrower waives demand, protest, notice of protest,
          ---------------
notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

10.  NOTICES
     -------

     Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

     If to Borrower      Copper Mountain Networks, Inc.
                         3931 Sorrento Valley Boulevard
                         San Diego, California 92121
                         Attn: John Creelman
                         FAX: 619-453-1028

     If to Bank          Silicon Valley Bank
                         5414 Oberlin Drive, Suite 210
                         San Diego, CA 92121
                         Attn: Manager
                         FAX: 619-535-1611

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11.  CHOICE OF LAW AND VENUE: JURY WAIVER
     ------------------------------------

     The Loan Documents shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of San Diego, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12.  GENERAL PROVISIONS
     ------------------

     12.1  Successors and Assigns. This Agreement shall bind and inure to the
           ----------------------
benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder
         --------- -------
may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of, but with notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

     12.2  Indemnification. Borrower shall indemnify, defend, protect and hold
           ---------------
harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under the Loan Documents, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

     12.3  Time of Essence. Time is of the essence for the performance of all
           ---------------
obligations set forth in this Agreement.

     12.4  Severability of Provisions. Each provision of this Agreement shall be
           --------------------------
severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     12.5  Amendments in Writing. Integration. This Agreement cannot be amended
           ----------------------------------
or terminated except by a writing signed by Borrower and Bank. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

     12.6  Counterparts. This Agreement may be executed in any number of
           ------------
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

     12.7  Other Loan Agreement. It is the intention of the parties hereto that
           --------------------
the MMC/GATX-SVB Loan (as defined in the Schedule hereto) and the agreements relating thereto shall not modify or otherwise affect the terms and conditions of this Agreement, including, without limitation, with respect to interest rate, term, maturity, covenants or otherwise.

     12.8  Survival. All covenants, representations and warranties made in this
           --------
Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section
12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                               COPPER MOUNTAIN N WORKS, INC.

                               By: /s/ John A. Creenman
                                   -------------------------
                               Title: V.P. Finance/ C.E.O.
                                     -----------------------


                               By: _________________________
                               Title: ______________________


                               SILICON VALLEY BANK

                               By: /s/ SIGNATURE ILLEGIBLE^^
                                  --------------------------
                               Title: VP
                                      ----------------------

                                   EXHIBIT A

The Collateral shall consist of all right, title and interest of Borrower in and to the following:

(a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

(c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

(d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

(e) All documents, cash, deposit accounts, securities, investment property, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

(f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

(g) All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof

                                   EXHIBIT B

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION                    DATE: ________________

FAX#: (408) ____________                               TIME: ________________

FROM:_________________________________________________ ______________________
          BORROWER'S NAME

FROM:________________________________________________________________________
          AUTHORIZED SIGNATURE

PHONE:_______________________________________________________________________

FROM ACCOUNT #_________________________ TO ACCOUNT #_________________________

------------------------------------------------------------------------------
      REQUESTED TRANSACTION TYPE                  REQUEST DOLLAR AMOUNT
      --------------------------                  ---------------------
      PRINCIPAL INCREASE (ADVANCE)                $____________________
      PRINCIPAL PAYMENT (ONLY)                    $____________________
      INTEREST PAYMENT (ONLY)                     $____________________
      PRINCIPAL AND INTEREST (PAYMENT)            $____________________
      OTHER INSTRUCTIONS:______________________________________________
------------------------------------------------------------------------------

All representations and warranties of Borrower stated in the Loan and Security Agreement are true. correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Advance Request; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

------------------------------------------------------------------------------
                                BANK USE ONLY:
                              TELEPHONE REQUEST:
                              -----------------
The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

==============================================================================
Authorized Requester

                                     _________________________________
                                     Authorized Signature (Bank)
                                     Phone#___________________________
------------------------------------------------------------------------------

                                   EXHIBIT C

                         BORROWING BASE CERTIFICATE I

Borrower:                                        Bank                 Silicon Valley Bank
Commitment Amount:  $S
ACCOUNTS RECEIVABLE
     1.   Accounts Receivable Book Value as of_____                                  $_______________
     2.   Additions (please explain on reverse)                                      $_______________
     3.   TOTAL ACCOUNTS RECEIVABLE                                                  $_______________
ACCOUNTS RECEIVABLE  DEDUCTIONS (without duplication)
     4.   Amounts over 90 days due                               $_______________
     5.   Balance of 50% over 90 day accounts                    $_______________
     6.   Concentration Limits                                   $_______________
     7.   Foreign Accounts                   $_______________
     8.   Governmental Accounts              $_______________
     9.   Contra Accounts                    $_______________
    10.   Promotion or Demo Accounts                             $_______________
    11.   Intercompany Employee Accounts                        $_______________
    12.   Other (please explain on reverse)  $_______________
    13.   TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                       $_______________
    14.   Eligible Accounts (#3 minus #13)                       $_______________
    15.   LOAN VALUE OF ACCOUNTS up to 3MM(125% of #14); over 3MM (80%)              $_______________
INVENTORY
    16.   Inventory Value as of_________                         $_______________
    17.   LOAN VALUE OF INVENTORY (25% of# 16) Max 500K                              $_______________
BALANCES
    18.   Maximum Loan Amount                                    $_______________
    19.   Total Funds Available [Lesser of #18 or (#15 plus #17)]                    $_______________
    20.   Present balance owing on Line of Credit                                    $_______________
    21.   Outstanding under Sublimits ( )                        $_______________
    22.   RESERVE POSITION (#19 minus #20 and #21)                                   $_______________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.
COMMENTS:

                                   =============================================
                                                   BANK USE ONLY

                                      RECEIVED BY:________________________
                                      DATE:__________________
                                      REVIEWED By:_______________________
                                      COMPLIANCE STATUS: YES / NO

                                   =============================================


_____________________
  Authorized Signer

                                   EXHIBIT D

                            COMPLIANCE CERTIFICATE

TO:  SILICON VALLEY BANK

FROM:

The undersign authorized officer of _________________________________ hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"). (i) Borrower is in complete compliance for the period ending _____________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all mental respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that h no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

     Reporting Covenant                 Required                                Complies
     ------------------                 --------                                --------
     Monthly financial statements       Monthly within 25 days                  Yes    No
     Annual (CPA Audited)               FYE within 90 days                      Yes    No
     A R & A/P Agings                   Monthly within 25 days                  Yes    No
     Financial Covenant                 Required                   Actual       Complies
     ------------------                 --------                   ------       --------
     Maintain on a Monthly Basis (When Applicable):
     Minimum Quick Ratio                2.00:1.0                   _____:1.0    Yes    No
     Minimum Tangible Net Worth         $1.25MM + 55% 5            $________    Yes    No
                                        or placement proceeds min. 8.25MM)
     Minimum Cash/RML                   _____________              _________    Yes    No


                                ================================================
                                                 BANK USE ONLY
                                   RECEIVED BY:________________________
                                   DATE:____________________
                                   REVIEWED BY:________________________
                                   COMPLIANCE STATUS: YES / NO
                                ================================================


COMMENTS REGARDING EXCEPTIONS:

______________________    Date:__________________
SIGNATURE

______________________
TITLE

  FINANCING SRAREMENT - FOLLOW INSTRUCTIONS CAREFULLY
  THIS FINANCING STATEMENT IS PRESENTED FOR FILING PURSUANT TO THE UNIFORM COMMERCIAL
  CODE AND WILL REMAIN EFFECTIVE, WITH CERTAIN EXCEPTIONS, FOR 5 YEARS FROM DATE OF FILING.
 -------------------------------------------------------------------------------

A NAME & TEL # OF CONTACT AT FILER (OPTIONAL) B. FILING OFFICE ACCT # (OPTIONAL)

  Kathy Gambino                 310-471-3000       CA SOS
  ------------------------------------------------------------------------------

  C RETURN CORY TO: (NAME AND MAILING ADDRESS)

                              Levy, Small & Lallas
                                815 Moraga Drive
                             Los Angeles, CA 90049
                           ATTN: DOCUMENTATION DEPT.

  ------------------------------------------------------------------------------
  D OPTIONAL DESIGNATION (IF APPLICABLE): [_] LESSOR/LESSEE [_] CONSIGNOR/ CONSIGNEE [_] NON-UCC FILING

  1  DEBTOR'S EXACT FULL LEGAL NAME - INSERT ONLY ONE DEBTOR NAME (1 A OR 1 B)
  -----------------------------------------------------------------------------

   COPPER MOUNTAIN NETWORKS, INC.
   OR
   1B. INDIVIDUAL'S LAST NAME           FIRST NAME                    MIDDLE NAME                            SUFFIX
------------------------------------------------------------------------------------------------------------------------------------


 1 C MAILING ADDRESS                    CITY                          STATE                COUNTRY           POSTAL CODE
------------------------------------------------------------------------------------------------------------------------------------

  3931 Sorrento Valley Boulevard        San Diego                     CA                   USA                 92121
------------------------------------------------------------------------------------------------------------------------------------

  1 D S S OR TAX I.D.#                  OPTIONAL  1E. TYPE OF ENTITY  IF ENTITY'S STATE  1G. ENTITY'S ORGANIZATIONAL I.D.#, IF ANY
      ADDNL INFO RE                     OR COUNTRY OF
      ENTITY DEBTOR)                    ORGANIZATION                                                                 [_] NONE
------------------------------------------------------------------------------------------------------------------------------------

2 ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - INSERT ONLY ONE DEBTOR  NAME (2A OR 2B)
------------------------------------------------------------------------------------------------------------------------------------

    2A.  ENTITY'S NAME

------------------------------------------------------------------------------------------------------------------------------------

OR ---------------------------------------------------------------------------------------------------------------------------------

    2B   INDIVIDUAL'S LAST NAME         FIRST NAME                    MIDDLE NAME                           SUFFIX

------------------------------------------------------------------------------------------------------------------------------------

2C MAILING ADDRESS                      CITY                          STATE COUNTRY                        POSTAL CODE
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

2D  S S OR TAX I.D.#  OPTIONAL  2E TYPE OF ENTITY   2F. ENTITY STATE  2G. ENTITY'S ORGANIZATIONAL ID #, IF ANY
                       ADD'NL INFOR RE              OR COUNTRY OF
                       ENTITY DEBTOR\               ORGANIZATION                                                          [_] NONE
------------------------------------------------------------------------------------------------------------------------------------

3   SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME INSERT ONLY ONE SECURED PARTY NAME (3A OR 3B)
    --------------------------------------------------------------------------------------------------------------------------------

    3A ENTITY'S NAME                                 FIRST NAME       MIDDLE NAME                            SUFFIX

    SILICON VALLEY BANK
OR ---------------------------------------------------------------------------------------------------------------------------------

    3B INDIVIDUAL'S LAST NAME                         FIRST NAME      MIDDLE NAME                            SUFFIX

    --------------------------------------------------------------------------------------------------------------------------------

3C MAILING ADDRESS                                    CITY            STATE          COUNTRY              POSTAL CODE
 3003 Tasman Drive, Mail Sort NC-661                Santa Clara      CA              USA                  95054
    --------------------------------------------------------------------------------------------------------------------------------


 4 THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES OR ITEMS OF PROPERTY

   Debtor hereby grants Secured Party a security interest in all of the following, whether now owned or hereafter acquired, and wherever located, as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured
   Party: All "accounts," "general intangibles," "chattel paper," "documents," "letters of credit," instruments," "deposit accounts," "inventory," "farm products," "fixtures" and "equipment," as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all other types or items of property described on Exhibit A hereto (but this Financing Statement shall be fully effective notwithstanding any lack of any Exhibit A). Debtor is not authorized to sell, transfer, or further encumber any of the foregoing collateral, except for the sale of finished inventory in the ordinary course of business

-----------------------------------------------------------------------------------------------------------------------------------

   5 CHECK [_] THIS FINANCING STATEMENT A SIGNED BY THE SECURED PARTY INSTEAD OF THE    7. IF FILED IN FLORIDA (CHECK ONE)
     DEBTOR TO PERFECT A SECURITY INTEREST 7. (A) IN COLLATERAL ALREADY SUBJECT TO A     [_] DOCUMENTARY    [_] DOCUMENTARY STAMP
     SECURITY INTEREST IN ANOTHER;JURISDICTION WHEN IT WAS BROUGHT INTO THIS STATE, OR        STAMP TAX PAID     TAX NOT APPLICABLE
     WHEN THE (IF APPLICABLE) DEBTORS LOCATION WAS CHANGED TO THIS STATE, OR (B) IN
     ACCORDANCE WITH OTHER STATUTORY PROVISIONS (ADDITIONAL DATA MAY BE REQUIRED)

------------------------------------------------------------------------------------------------------------------------------------

REQUIRED SIGNATURE(S)     DEBTOR:   COPPER MOUNTAIN NETWORKS, INC.              8. [_] FINANCING STATEMENT IS TO BE FILED (FOR

                                                                                       RECORD) (OR RECORDED) IN THE REAL ESTATE

BY:  /s/ JOHN A. CREELMAN                TITLE: V.P FINANCE / C.F.O.                  RECORDS ATTACH ADDENDUM   (IF APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------

SECURED PARTY:    SILICON VALLEY BANK                                           9. CHECK TO REQUEST SEARCH CERTIFICATE(S) ON
                                                                                DEBTOR(S) (ADDITIONAL FEE)
BY: /s/  SIGNATURE ILLEGIBLE             TITLE: VP                             (OPTIONAL) [_] ALL DEBTORS [_] DEBTOR 1 [_] DEBTOR 2
------------------------------------------------------------------------------------------------------------------------------------

  (1) FILING OFFICER COPY - NATIONAL FINANCINGS STATEMENT (FORM UCC1)   &ED         PREPARED WITH UCC MASTER SOFTWARE
                                                                                    SNOWMASS SOFTWARE INC. (201)471-2400

                         MEIER MITCHELL & COMPANY, LLC


AUGUST 18, 1998


JOHN CREELMAN
CHIEF FINANCIAL OFFICER
COPPER MOUNTAIN NETWORKS, INC.
6650 LUSK BLVD., SUITE B103
SAN DIEGO, CALIFORNIA 92121

RE: LOAN AND SECURITY AGREEMENT DATED AS OF OCTOBER 4, 1996 BY AND AMONG SILICON VALLEY BANK AND MMC/GATX PARTNERSHIP NO. 1 (THE "LENDERS") AND COPPER MOUNTAIN NETWORKS, INC. (FORMERLY COPPER MOUNTAIN COMMUNICATIONS, INC.) ("COPPER MOUNTAIN" OR THE "COMPANY") (THE "AGREEMENT")

DEAR MR. CREELMAN:

IN ACCORDANCE WITH THE TERMS OF SECTION 7.4 OF THE ABOVE-REFERENCED AGREEMENT, COPPER MOUNTAIN HAS REQUESTED LENDERS' CONSENT TO THE COMPANY ENTERING INTO A $4 MILLION ACCOUNTS RECEIVABLE FINANCING (THE "ACCOUNTS RECEIVABLE FINANCING") WITH SILICON VALLEY BANK (THE "NEW LENDER") WHICH WILL RESULT IN NEW LENDER HAVING
(I) A FIRST PRIORITY SECURITY INTEREST IN ALL UNENCUMBERED ASSETS OF THE COMPANY AND (II) A SECOND PRIORITY INTEREST IN THE COLLATERAL (AS DEFINED IN THE AGREEMENT).

LENDERS HEREBY CONSENT TO THE COMPANY ENTERING INTO THE ACCOUNTS RECEIVABLE FINANCING, PROVIDED THE NEW LENDER'S SECURITY INTEREST IN THE COLLATERAL SHALL BE SUBORDINATE TO THE SECURITY INTEREST OF LENDERS AND PROVIDED FURTHER THAT THE NEW LENDER AGREES NOT TO FORECLOSE UPON OR OTHERWISE EXERCISE ANY REMEDIES AGAINST THE COLLATERAL FOR SO LONG AS ANY AMOUNT IS OUTSTANDING UNDER THE AGREEMENT.

FURTHER, NOT WITHSTANDING ANY PROVISION TO THE CONTRARY IN THE AGREEMENT, THE LENDERS AND THE COMPANY HEREBY AGREE THAT (I) THE TERM OBLIGATIONS (AS DEFINED IN THE AGREEMENT) SHALL NOT INCLUDE ANY PRINCIPAL INDEBTEDNESS, INTEREST, FEES OR ANY OTHER ITEMS OF INDEBTEDNESS UNDER THE ACCOUNTS RECEIVABLE FINANCING CREDIT FACILITY DOCUMENTATION AND AGREEMENTS, AS MODIFIED FROM TIME TO TIME (COLLECTIVELY, THE "A/R LOAN DOCUMENTS") AND (II) THE TERM "OBLIGATIONS" (AS DEFINED IN THE A/R LOAN DOCUMENTS) SHALL NOT INCLUDE PRINCIPAL INDEBTEDNESS, INTEREST, FEES OR ANY OTHER ITEMS OF INDEBTEDNESS UNDER THE AGREEMENT AND DOCUMENTATION RELATING THERETO, AS MODIFIED FROM TIME TO TIME. THE TERMS OF THE AGREEMENT REMAIN UNCHANGED, UNLESS OTHERWISE SPECIFICALLY MODIFIED HEREIN.

Page 2
John Creelman
August 18, 1998


Agreed and accepted as of the day and year first above written.

MMC/GATX PARTNERSHIP NO. 1

By:    Meier Mitchell and Company, as General Partner

       /s/ James V. Mitchell
By:    James V. Mitchell
Title: Secretary

SILICON VALLEY BANK (as Lender)


By:     /s/ [SIGNATURE ILLEGIBLE]^^
        ---------------------------------
Title:  Vice President
        ---------------------------------

SILICON VALLEY BANK (as New Lender)


By:     /s/ [SIGNATURE ILLEGIBLE]^^
        ---------------------------------
Title:  Vice President
        ---------------------------------

COPPER MOUNTAIN NETWORKS, INC.


By:     /s/ JOHN A. CREELMAN
        ---------------------------------
Title:  V.P. Finance / C.F.O.
        ---------------------------------

Page 2
John Creelman
August 18, 1998


Agreed and accepted as of the day and year first above written.

MMC/GATX PARTNERSHIP NO. 1

By:    Meier Mitchell and Company, as General Partner

       /s/ James V. Mitchell
By:    James V. Mitchell
Title: Secretary

SILICON VALLEY BANK (as Lender)


By:     /s/ [SIGNATURE ILLEGIBLE]^^
        ---------------------------------
Title:  Vice President
        ---------------------------------

SILICON VALLEY BANK (as New Lender)


By:     /s/ [SIGNATURE ILLEGIBLE]^^
        ---------------------------------
Title:  Vice President
        ---------------------------------

COPPER MOUNTAIN NETWORKS, INC.


By:     /s/ JOHN A. CREELMAN
        ---------------------------------
Title:  V.P. Finance / C.F.O.
        ---------------------------------

  1.7  REPURCHASE ON SALE, MERGER OR CONSOLIDATION OF THE COMPANY.

  1.7.1. "ACQUISITION". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

  1.7.2. ASSUMPTION OF WARRANT. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

  1.7.3. NONASSUMPTION. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to Section
1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

                                                    WARRAMT TO PURCHASE STOCK
          ----------------------------------------------------------------------

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

  2.1 STOCK DIVIDENDS, SPLITS, ETC. If the Company declares or pays a dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

  2.2 RECLASSIFICATION, EXCHANGE OR SUBSTITUTION. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic or voluntary conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation, including upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this
Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

  2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

  2.4 [Reserved]

  2.5 NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

  2.6 FRACTIONAL SHARES. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder amount computed by multiplying the fractional interest by the fair market value of a full Share.

  2.7 CERTIFICATE AS TO ADJUSTMENTS. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

  3.1 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holder as follows:

  (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than (i) the price per share at which the Shares were last issued in an armslength transaction in which at least $500,000 of the Shares were sold and
(ii) the fair market value of the Shares as of the date of this Warrant.

  (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

  3.2 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or

                                                   WARRANT TO PURCHASE STOCK
          ----------------------------------------------------------------------

sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event).

  3.3 INFORMATION RIGHTS. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and
(c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

  3.4 REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED. The Company agrees that the Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall be subject to the registration rights set forth on Exhibit B, if attached.

ARTICLE 4. MISCELLANEOUS.
           -------------
  4.1 TERM: NOTICE OF EXPIRATION. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. The Company shall give Holder written notice of Holder's right to exercise this Warrant in the form attached as Appendix 2 not more than 90 days and not less than 30 days before the Expiration Date. If the notice is not so given, the Expiration Date shall automatically be extended until 30 days after the date the Company delivers the notice to Holder.

  4.2 LEGENDS. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

  4.3 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This Warrant and the Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holders notice of proposed sale.

  4.4 TRANSFER PROCEDURE. Subject to the provisions of Section 4.2, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

  4.5 NOTICES. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

  4.6 WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

  4.7 ATTORNEYS FEES. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

  4.8 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

          COPPER MOUNTAIN NETWORKS, INC.

          By /s/ [SIGNATURE ILLEGIBLE]^^
            -----------------------------
               CHAIRMAN OF THE BOARD, PRESIDENT OR
               VICE PRESIDENT

          By /s/ [SIGNATURE ILLEGIBLE]^^
            -----------------------------
                SECRETARY OR ASS'T SECRETARY

                                  APPENDIX 1
                              NOTICE OF EXERCISE
                              ------------------

  1. The undersigned hereby elects to purchase _____________ shares of the Common/Series C Preferred [strike one] Stock of ____________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

  1. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant. This conversion is exercised with respect to ________ of the Shares covered by the Warrant.

  [Strike paragraph that does not apply.]

  2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                              __________________
                                     (NAME)

                              __________________
                              __________________
                                   (ADDRESS)

  3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

_____________________________
(Signature)

_____________________________
(Date)



                                  APPENDIX 2
                    NOTICE THAT WARRANT IS ABOUT TO EXPIRE
                    --------------------------------------

                             _________________,__


(Name of Holder)
(Address of Holder)
Attn:  Chief Financial Officer

Dear ______________:

  This is to advise you that the Warrant issued to you described below will expire on _________________, 19__.

  Issuer:

  Issue Date:

  Class of Security Issuable:

  Exercise Price per Share:

  Number of Shares Issuable:

  Procedure for Exercise:

  Please contact [name of contact person at (phone number)] with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.

(Name of Issuer)


By_____________________
Its____________________

                                                   Warrant to Purchase Stock
          ----------------------------------------------------------------------

                                  EXHIBIT A

  Not applicable as Series C Preferred already incorporates anti-dilution provisions as set forth in the articles of incorporation of the Company.

                                  EXHIBIT B

                              REGISTRATION RIGHTS

  The Company and the Holder shall enter into a separate written agreement, pursuant to which the Shares of common stock issuable upon conversion of the Shares, shall be deemed "registrable securities" or otherwise entitled to "piggy back" registration rights in accordance with the terms of Section 2.3 of the Amended and Restated Investors Rights Agreement by and between the Company and certain Holders of the Shares of the Company's Preferred Stock (as may be amended from time to time the "Agreement") provided that Holder, and any assignee or successor in interest of the Holder, agrees to be bound by the terms of Section 2 of the Agreement with respect to the Shares and the shares of the Common Stock issuable upon conversion thereof.

  The Company agrees that no amendments will be made to the Agreement which would have a material adverse impact on Holder's registration rights thereunder without the consent of Holder. In the event the Company is unable to obtain the consent of the other parties to the Agreement required in connection with the foregoing, the Company and the Holder shall enter into a separate Registration Rights Agreement granting Holder the "piggyback" registration rights contemplated hereby to the fullest extent not prohibited by the Agreement.

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT


     This Intellectual Property Security Agreement is entered into as of August 14, 1998 by and between SILICON VALLEY BANK ("Bank") and Copper Mountain Networks, Inc. ("Grantor").

                                   RECITALS
                                   --------

     A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

     B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.


     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                   AGREEMENT
                                   ---------

     To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.


     This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan

Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

     IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

Address of Grantor:                     GRANTOR:

                                        COPPER MOUNTAIN NETWORKS, INC.

2470 Embarcadero Way                    By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           -----------------------------
Palo Alto, California 94303             Title: V.P. Finance / C.F.O.
                                              --------------------------

Attn: /s/ John Creelman
     ----------------------------
                                        BANK:

Address of Bank:                        SILICON VALLEY BANK


5414 Oberlin Drive, Suite 230           By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           -----------------------------
San Diego, California 92121
                                        Title:   V.P.
                                              --------------------------
Attn: ___________________________

                                   EXHIBIT A


                                  COPYRIGHTS

DESCRIPTION              REGISTRATION/APPLICATION     REGISTRATION/APPLICATION
                                  NUMBER                        DATE
None

                                   EXHIBIT B


                                    PATENTS

DESCRIPTION                REGISTRATION/PROVISIONAL    REGISTRATION/APPLICATION
                             APPLICATION NUMBER                  DATE
Integrated Voice and Data     Registration No.              July 23, 1998
Processing at Central         37,078/Provisional
Office End of Telephone       Application No.
System Local Loop             EM 356 967 552 US

                                   EXHIBIT C

                                  TRADEMARKS

                                 APPLICATION
MARK               COUNTRY       REGISTRATION    APPLICATION/REGISTRATION DATE
COPPER MOUNTAIN      U.S.      Application       Intent-to-Use Application filed
                               No. 75/202,470    11/22/96

COPPEREDGE           U.S.      Application       Intent-to-Use Application filed
                               No. 75/202,446    11/22/96

COPPEREDGE           U.S.      Application       Intent-to-Use Application filed
(STYLIZED)                     No. 75/202,469    11/22/96

COPPERMETER          U.S.      Application       Intent-to-Use Application filed
                               No. 75/355,748    9/10/97

COPPERMETER          U.S.      Application       Intent-to-Use Application filed
(STYLIZED)                     No. 75/355,451    9/11/97

COPPERROCKET         U.S.      Application       Intent-to-Use Application filed
                               No. 75/465,729    4/9/98

COPPERROCKET         U.S.      Application       Intent-to-Use Application filed
(STYLIZED)                     No. 75/496,973    6/5/98

COPPERTHROTTLE       U.S.      Application       Intent-to-Use Application filed
                               No. 75/354,511    9/10/97

COPPERTHROTTLE       U.S.      Application       Intent-to-Use Application filed
(STYLIZED)                     No. 75/355,747    9/10/97

RED ROCKET           U.S.      Application       Intent-to-Use Application filed
                               No. 75/203,042    11/22/96

RED ROCKET           U.S.      Application       Intent-to-Use Application filed
(STYLIZED)                     No. 75/202,447    11/22/96

WOLF AND             U.S.      Application       Intent-to-Use Application filed
MOUNTAIN DESIGN                No. 75/234,607    1/31/97

COPPER MOUNTAIN    Tunisia     Registration      Registered 8/18/97
                               No. EE.1208

                                   EXHIBIT D


                                  MASK WORKS

DESCRIPTION              REGISTRATION/PROVISIONAL      REGISTRATION/APPLICATION
                            APPLICATION NUMBER                   DATE
None